Exhibit 10.48

AMENDMENT NO. 2 TO STOCK PURCHASE AGREEMENT

Amendment No. 2 dated November 16, 2016 (this “Amendment”) to Stock Purchase Agreement, dated as of October 5, 2016 and as amended on November 3, 2016 (the “Agreement”), by and between Net 1 UEPS Technologies, Inc., a Florida corporation (the “Company”) and N2 Partners Ltd., a Bahamian corporation (“Purchaser”).

WHEREAS, the Company and Purchaser desire to further amend the Agreement to change the date of closing.

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, the Company and Purchaser hereby agree as follows:

1.          Change of Date of Closing. Section 2 of the Agreement is hereby amended to provide that the date of Closing (as defined in the Agreement) shall occur on the earlier of (i) a date to be specified by the Company in writing to Purchaser which date shall be no earlier than January 23, 2017, and no later than February 28, 2017; provided however, that such date must be at least five business days after such notice is delivered; and (ii) a date to be specified by the Purchaser in writing to the Company which date shall be no earlier than January 23, 2017, and no later than February 28, 2017; provided however, that such date must be at least five business days after such notice is delivered.

2.          No Further Changes. Except as amended hereby, the terms and conditions of the Agreement shall remain unchanged

3.          Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

4.          Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

IN WITNESS WHEREOF, the undersigned have executed this Amendment on the date first written above.

NET 1 UEPS TECHNOLOGIES, INC.

By: /s/ Serge C.P. Belamant
Serge C.P. Belamant
Chief Executive Officer

N2 PARTNERS LTD.

By: /s/ WND Limited
WND Limited
Director